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                                                                EXHIBIT 10.34(b)


                             FOURTH AMENDMENT TO THE
                            UCAR CARBON SAVINGS PLAN
                            ------------------------


     In accordance with Section 9.1 of the UCAR Carbon Savings Plan (the "Plan"), the Plan is hereby amended as follows:

     1. Section 2.15(a) of the Plan shall be amended to read as follows:

          "(a)shall be made first from Supplemental Deposits, then Supplemental Deductions, then Basic Deductions, then
          Additional Company Contributions, and then Company
          Contributions;"

     2. The second sentence of Section 2.16.3(b) shall be amended to read as follows:

          "Company Contributions which relate to such Before Tax Contributions shall be forfeited and used to reduce Company Contributions and/or Additional Company Contributions for the year of the distribution and subsequent years, as necessary;"

     3. Sections 2.12.1 and 2.12.2 of the Plan are amended to insert at the beginnings thereof, the phrase "Except as set forth in Section 2.16.3(b),".

     4. The provisions of this Fourth Amendment shall be effective as of January 1, 1994.

                                    UCAR CARBON COMPANY, INC.



                                    By: /s/ John C. Arnold
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